Exhibit 99.1

Stran & Company to Present at MicroCap Rodeo’s Windy City Roundup

Conference on October 12th

Quincy, MA / October 6, 2022 / Stran & Company, Inc. ("Stran" or the "Company") (NASDAQ: STRN) (NASDAQ: STRNW), a leading outsourced marketing solutions provider that leverages its promotional products and loyalty incentive expertise, today announced that Andy Shape, Chief Executive Officer of Stran, has been invited to present at the 2022 MicroCap Rodeo Windy City Roundup Conference, which is being held on October 12-13, 2022 in Chicago, Illinois.

Mr. Shape is scheduled to present on Wednesday, October 12th at 1:00 p.m. Central Time/2:00 p.m. Eastern Time. The presentation will be webcast live and available for replay at https://www.webcaster4.com/Webcast/Page/2924/46687. Mr. Shape will also be available for one-on-one meetings with qualified investors throughout the conference.

To receive additional information, request an invitation, or to schedule a one-on-one meeting, please email angie.wright@issuerdirect.com.

Investors can register for the conference here.

About the MicroCap Rodeo Conferences

The second-annual, live in-person MicroCap Rodeo is back. Join us as we go on the road and participate in the Windy City Roundup 2022 in Chicago, Illinois. Over two days in October, investors can harness top stocks for their portfolios. They'll meet with executive management teams from approximately 60-plus microcap companies across a wide variety of industries and gain an understanding into the key value drivers and potential trends for 2023. Complementing the interactive, in-depth 25-minute one-on-one meeting format will be four tracks of company presentations.

About Stran

Over the past 27 years, Stran has grown to become a leader in the promotional products industry, specializing in complex marketing programs to help recognize the value of promotional products, branded merchandise and loyalty incentive programs as a tool to drive awareness, build brands and impact sales. Stran is the chosen partner of many Fortune 500 companies, across a variety of industries, to execute their promotional marketing, loyalty and incentive, sponsorship activation, recruitment, retention, and wellness campaigns. Stran provides world-class customer service and utilizes cutting-edge technology, including efficient ordering and logistics technology to provide order processing, warehousing and fulfillment functions. The Company’s mission is to develop long-term relationships with its clients, enabling them to connect with both their customers and employees in order to build lasting brand loyalty. Additional information about the Company is available at: www.stran.com.

Forward Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” "will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the public offering filed with the SEC and other reports filed with the SEC thereafter. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Contacts:

Investor Relations Contact:

Crescendo Communications, LLC

Tel: (212) 671-1021

STRN@crescendo-ir.com

Press Contact:

Howie Turkenkopf
press@stran.com

Source: Stran & Company, Inc.